Events During the Period	6 Months Ended
Jun. 30, 2026
Events During the Period [Abstract]
EVENTS DURING THE PERIOD

NOTE 4 – EVENTS DURING THE PERIOD

A.	In January 2026, following the insolvency of Twine Solutions Ltd. (“Twine”), a former wholly-owned subsidiary of the Company, as of December 2025 Twine filed a request with the Central District Court of the State of Israel to receive an order to commence proceedings pursuant to the Israeli Insolvency and Financial Rehabilitation Law, 2018. The motion was granted, and the Court issued an order commencing insolvency proceedings on February 10, 2026.

B.	In January 2026, the Company entered into an amendment to the royalties and materials supply agreement with Wyler Farm dated May 12, 2024. Under the terms of the amendment, the Company agreed to purchase from Wyler Farm the raw materials previously acquired by Wyler for consideration of USD 34 thousand (NIS 108 thousand). In addition, the parties agreed that the Company will collect the equipment owned by the Company from Wyler Farm. The equipment and materials were received by the Company, but they were found to be unfit for use and, accordingly, were written off, resulting in a loss of approximately USD 77 thousand.

C.	In January 2026, the Company entered into a lease agreement for office premises located in Ness Ziona, Israel. The lease term is approximately eighteen months and commenced during January 2026. The Company assessed the agreement under ASC 842 and determined it to be an operating lease. Accordingly, the Company recognized a right-of-use asset and a corresponding lease liability of approximately USD 119 thousand, based on the present value of the future lease payments as of the commencement date. Lease expense is recognized over the lease term in accordance with the provisions of ASC 842.